Exhibit 10.2
FIRST AMENDMENT TO AMENDED AND RESTATED
LOAN, SECURITY AND GUARANTY AGREEMENT
THIS FIRST AMENDMENT TO AMENDED AND RESTATED LOAN, SECURITY AND GUARANTY AGREEMENT (this “First Amendment”) is dated as of May 30, 2017, among HYSTER-YALE MATERIALS HANDLING, INC., a Delaware corporation (“Parent”), HYSTER-YALE GROUP, INC., a Delaware corporation (“HYG”, and together with Parent, the “U.S. Borrowers”), HYSTER-YALE NEDERLAND B.V., a private company with limited liability incorporated under the laws of the Netherlands having its corporate seat in Nijmegen (“HYN BV”), HYSTER-YALE INTERNATIONAL B.V., a private company with limited liability incorporated under the laws of the Netherlands having its corporate seat in Nijmegen (“HY International”), HYSTER-YALE HOLDING B.V., a private company with limited liability incorporated under the laws of the Netherlands having its corporate seat in Nijmegen (“HY Holding BV”), BOLZONI CAPITAL HOLDING B.V., a private company with limited liability incorporated under the laws of the Netherlands having its corporate seat in Nijmegen (together with HYN BV and HY International and HY Holding BV, the “Dutch Borrowers”), HYSTER-YALE UK LIMITED, a company incorporated in England and Wales with company number 02636775 (“HY UK”), BOLZONI CAPITAL UK LIMITED, a company incorporated in England and Wales with company number 10090448 (“Bolzoni Capital”, and together with HY UK, the “UK Borrowers” and, collectively with the Dutch Borrowers and the U.S. Borrowers, the “Borrowers” and each, a “Borrower”), the Persons party hereto as Guarantors, the Lenders signatory hereto, and BANK OF AMERICA, N.A., a national banking association, in its capacity as administrative agent and security trustee (“Agent”).
RECITALS:
A.    The Borrowers, the Persons party thereto from time to time as guarantors (the “Guarantors”), the financial institutions party thereto from time to time as lenders (the “Lenders”) and Agent entered into that certain Amended and Restated Loan, Security and Guaranty Agreement dated as of April 28, 2016 (as amended, restated, supplemented, or otherwise modified from time to time, the “Loan Agreement”), pursuant to which the Lenders have agreed to make Loans and provide certain other credit accommodations to the Borrowers.
B.    HYG has informed Agent and the Lenders that it intends to obtain a term loan facility in an initial aggregate principal amount of $200,000,000 pursuant to the terms of that certain Term Loan Credit Agreement to be dated as of the date hereof (the “Term Loan Agreement”), by and among HYG, as borrower, certain of the other U.S. Domiciled Obligors, as guarantors, the financial institutions party thereto from time to time as lenders (the “Term Loan Lenders”) and Bank of America, N.A., as administrative agent for the Term Loan Lenders (in such capacity, the “Term Loan Agent”).
C.    The Borrowers have requested that Agent and the Lenders agree to amend the Loan Agreement to, among other things, extend the Maturity Date of the Loan Agreement and accommodate the consummation of the transactions contemplated in connection with the Term Loan Agreement, if it is incurred;
D.    Subject to the conditions in Section 2, the Lenders have agreed to amend the Loan Agreement as set forth herein;

NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Obligors, Agent and the Lenders hereby agree as follows:
Section 1.Loan Agreement Amendments.    In reliance on the representations, warranties, covenants and agreements contained in this First Amendment, the Loan Agreement shall be amended effective as of the First Amendment Effective Date (as defined below) in the manner provided in this Section 1.
1.1    Amendments to Section 1.1. Section 1.1 of the Loan Agreement shall be amended as follows:
(a)    The following new definitions shall be added to such Section in appropriate alphabetical order to read in full as follows:
Approved Floorplan and Factoring Facilities: one or more floorplan and factoring facilities provided to certain Foreign Subsidiaries on terms and conditions reasonably acceptable to Agent.
Approved Intercreditor Agreement: means (a) with respect to any Permitted Term Debt, an intercreditor agreement containing terms satisfactory to Agent, among Agent, on behalf of the Secured Parties, the applicable Obligors, and the holders of such Permitted Term Debt (or any agent or trustee acting on their behalf), and (b) with respect to an Approved Floorplan and Factoring Facility, an intercreditor agreement containing terms satisfactory to Agent, among Agent, on behalf of the Secured Parties, the applicable Obligors, and the creditors providing such Approved Floorplan and Factoring Facilities (or any agent or trustee acting on their behalf), as any of the foregoing may be amended, restated, amended and restated, supplemented or otherwise modified from time to time.
Excluded Subsidiary: any subsidiary of Parent formed or acquired in connection with Project Autumn and that is organized outside of the U.S., any state thereof and the Distrct of Columbia.
First Amendment: that First Amendment to Amended and Restated Loan, Security and Guaranty Agreement, dated as of the First Amendment Effective Date, among the Borrowers, Agent and the Lenders.
First Amendment Effective Date: May 30, 2017.
Permitted Investment: any Investment permitted by Section 10.2.4.

Project Autumn: the formation of, or acquisition of an interest in, a joint venture as described to Agent and Lenders prior to the First Amendment Effective Date.
(b)    The definition of “Commitment” shall be amended and restated in its entirety to read as follows:

Commitment: for any Lender, the aggregate amount of such Lender’s Borrower Group Commitments. “Commitments” means the aggregate amount of all Borrower Group Commitments (not to exceed the Maximum Facility Amount), which amount shall on the First Amendment Effective Date be equal to $200,000,000 consisting of (a) $80,000,000 in respect of the Foreign Revolver Commitments and (b) $120,000,000 in respect of the U.S. Revolver Commitments.
(c)    Clause (b) of the definition of “Consolidated EBITDA” shall be amended and restated in its entirety to read as follows:
(b) to the extent deducted in determining Consolidated Net Income for such period, but without duplication, the aggregate amount of (i) non-cash expense relating to stock compensation; (ii) depreciation and amortization expense, (iii) Consolidated Interest Expense, (iv) foreign, federal, state and local income taxes, (v) extraordinary losses, (vi) equity in losses of unconsolidated Subsidiaries and Affiliates, (vii) accruals for long-term deferred compensation (net of cash payments of deferred compensation accrued in prior periods), (viii) losses from minority interests in Affiliates, (ix) non-cash charges and expenses incurred outside of the Ordinary Course of Business (including the cumulative effect of any Accounting Changes but excluding any non-cash charge that relates to the write-down or write-off of Accounts or Inventory), provided, that if any such non-cash charges or expenses represent(s) an accrual or reserve for potential cash items in any future period the cash payment thereof in such future period shall be subtracted from Consolidated EBITDA during such period, (x) non-cash expenses relating to the mark to market provision for derivative instruments, (xi) cash receipts related to the termination of any derivative instrument that, as of the end of the prior period, had a net gain since the inception of such derivative instrument, (xii) cash dividends or distributions received from joint ventures in which U.S. Borrowers directly or indirectly own a minority interest, (xiii) acquisition costs associated with the Acquisition of the Bolzoni Entities in an aggregate amount not to exceed $10,000,000 incurred prior to December 31, 2016, (xiv) restructuring costs associated with the Acquisition of the Bolzoni Entities in an amount not to exceed $3,000,000 in any trailing twelve month period, (xv) transaction costs and expenses associated with the incurrence of the Permitted Term Debt on the First Amendment Effective Date and transaction costs and expenses associated with the First Amendment and (xvi) transaction costs and expenses associated with any Permitted Acquisition or Permitted Investment in an aggregate amount not to exceed $10,000,000 in any four fiscal quarter period,
(d)    The definition of “Consolidated Net Income” shall be amended and restated in its entirety to read as follows:
Consolidated Net Income: for any period, the net earnings (or loss) after taxes of Parent and its Subsidiaries on a consolidated basis for such period taken as a single accounting period determined in conformity with GAAP, provided that, for the avoidance of doubt, Consolidated Net Income shall not include (to the extent otherwise included therein) the net income of any Excluded Subsidiary

(except to the extent of the amount of dividends or distributions actually paid in cash during such period by such Excluded Subsidiary to an Obligor).
(e)    The definition of “Excluded Assets” shall be amended and restated in its entirety to read as follows:
Excluded Assets: (a) Equity Interests in any Subsidiary that is engaged solely in retail operations and which Equity Interests were or are acquired, directly or indirectly, by Parent in a workout with such retailer, (b) Equity Interests in any Excluded Subsidiary and (c) any lease, license, contract or agreement to which any U.S. Domiciled Obligor is a party or any of its rights or interests thereunder if and only for so long as the grant of a security interest or Lien under this Agreement (i) is prohibited by Applicable Law or would constitute or result in the abandonment, invalidation or unenforceability of any right, title or interest of such Obligor therein pursuant to Applicable Law or (ii) would constitute or result in a breach, termination or default under any such lease, license, contract or agreement (in each case other than to the extent that any such term thereof would be rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the UCC of any relevant jurisdiction or any other Applicable Law or principles of equity); provided that such lease, license, contract or agreement will be an Excluded Asset only to the extent and for so long as the consequences specified above will result and will cease to be an Excluded Asset and will become Collateral, immediately and automatically, at such time as such consequences will no longer result.
(f)    The definition of “Maturity Date” shall be amended and restated in its entirety to read as follows:
Maturity Date: April 28, 2022.
(g)    The definition of “Subsidiary” shall be amended and restated in its entirety to read as follows:
Subsidiary: any entity more than 50% of whose voting securities or Equity Interests is owned by Parent or a combination of Obligors (including indirect ownership through other entities in which Obligors directly or indirectly own more than 50% of the voting securities or Equity Interests), provided that, in no event shall any Excluded Subsidiary be a “Subsidiary” hereunder, including for purposes of financial determinations of Parent and its Subsidiaries on a consolidated basis.
1.2    Amendments to Section 7.1. Section 7.1 of the Loan Agreement shall be amended as follows:
(a)    Clauses (f) and (g) of Section 7.1 of the Loan Agreement shall be amended and restated to read in their entirety as follows:
(f)    all General Intangibles (including payment intangibles and Intellectual Property) and all rights under Hedging Agreements;

(g)    all Goods (including Inventory, Equipment and machinery);
(b)    Clause (ii) of the first sentence of the final paragraph of Section 7.1 of the Loan Agreement shall be amended and restated in its entirety to read as follows:
(ii) [reserved] and
1.3    Amendments to Section 10.2.1. Section 10.2.1 of the Loan Agreement shall be amended as follows:
(a)    Clause (m) of Section 10.2.1 of the Loan Agreement shall be amended and restated in its entirety to read as follows:
(m)    Debt under one or more term loan agreements in an aggregate principal amount not to exceed at any time $350,000,000, provided that (i) the maturity date of such Debt shall be no earlier than the date that is 180 days after the Maturity Date, (ii) any scheduled amortization payments on such Debt shall not exceed ten percent (10%) of the original principal amount of such Debt per year and (iii) if such Debt is secured, the holders of such Debt, or a duly authorized agent on their behalf, shall agree in writing to be bound by an Approved Intercreditor Agreement, provided, further, that such Debt may be secured only by (1) a first priority Lien on (x) the PP&E Collateral of the U.S. Domiciled Obligors (and the PP&E Component shall not be permitted to be included in the Borrowing Base thereafter) and (y) all Equity Interests in each present and future Subsidiary held by the U.S. Domiciled Obligors and (2) a second priority Lien on the other Collateral of the U.S. Domiciled Obligors, and if clause (2) applies, the Agent shall be granted a second priority Lien on the PP&E Collateral (other than rights or interests in any owned Real Estate) of the U.S. Domiciled Obligors and such Equity Interests (“Permitted Term Debt”);
(b)    Clauses (q) and (r) of Section 10.2.1 of the Loan Agreement shall be renumbered as clauses (r) and (s), respectively, and a new clause (q) will be inserted to read in its entirety as follows:
(q)    Debt of Foreign Subsidiaries with respect to Approved Floorplan and Factoring Facilities in an aggregate amount not to exceed $7,500,000 at any one time outstanding, provided that (i) such Debt shall be secured by Liens encumbering only the Inventory financed with the proceeds of such Debt, (ii) none of the Inventory securing such Debt is located in a jurisdiction in which Eligible Inventory is located, (iii) all documentation with respect to such Debt shall be on terms and conditions satisfactory to Agent and (iv) the creditors therefor shall agree in writing to be bound by an Approved Intercreditor Agreement;
(c)    Clause (s) of Section 10.2.1 (formerly clause (r)) and the final proviso at the end of Section 10.2.1 shall be amended and restated in their entirety to read as follows:
(s)    in addition to Debt permitted by clauses (a) through (r) above, other unsecured Debt (but excluding intercompany loans), in an aggregate principal amount not to exceed $100,000,000 at any time outstanding; provided that, at least seventy-five percent (75%) of all Debt outstanding under this clause (s) shall have a scheduled maturity at least six (6) months after the Maturity Date;
provided, however, that further incurrences of the Debt or other items described in clauses (d), (g), (m) or (s) above shall be prohibited if either (A) a Default or an Event of Default shall have occurred and be continuing at the time of such incurrence or would result therefrom or (B) such Debt is prohibited under the terms of any other Debt of Parent or any Subsidiary.
1.4    Amendments to Section 10.2.2. Section 10.2.2 of the Loan Agreement shall be amended as follows:
(a)    Clauses (k) and (l) shall be amended and restated in their entirety to read as follows:
(k)    Liens securing Permitted Term Debt; provided that such Liens are in compliance with the requirements of Section 10.2.1(m);
(l)    Liens on Property of the Bolzoni Entities securing Debt permitted under Section 10.2.1(p) in an aggregate principal amount not to exceed EUR 50,000,000 at any time; and
(b)    A new clause (m) shall be inserted to read in its entirety as follows:
(m)    Liens on Inventory of Foreign Subsidiaries securing Debt permitted under Section 10.2.1(q); provided that such Liens are in compliance with the requirements of Section 10.2.1(q).
1.5    Amendments to Section 10.2.5. Section 10.2.5 of the Loan Agreement shall be amended by (a) deleting the word “and” at the end of clause (i), (b) renumbering current clause (j) as a new clause (k) and (c) inserting a new clause (j) to read in its entirety as follows:
(j)    the sale of accounts receivable on a non-recourse basis arising from sales of Inventory financed under any Approved Floorplan and Factoring Facility by any Foreign Subsidiary; and
1.6    Amendment to Section 10.2.6. Clause (b) of Section 10.2.6 of the Loan Agreement shall be amended and restated in its entirety to read as follows:
(b)    (i) regularly scheduled interest and principal payments (excluding any excess cash flow payments but including payments due on the scheduled maturity), other than payments in respect of Subordinated Debt prohibited by the subordination provisions thereof, and (ii) solely with respect to Permitted Term Debt, (A) customary excess cash flow payments and (B) mandatory prepayments required thereunder with the proceeds of Asset Dispositions (other than the proceeds of dispositions of ABL Facility Priority Collateral (as defined in the applicable Approved Intercreditor Agreement) to the extent required to be applied to the Obligations);
1.7    Amendment to Section 10.2.8. Clause (g) of Section 10.2.8 of the Loan Agreement shall be amended and restated in its entirety to read as follows:

(g)    in addition to the Accommodation Obligations permitted by clauses (a) through (f) above, other unsecured Accommodation Obligations in an aggregate amount not to exceed $25,000,000 at any time outstanding.
1.8    Amendment to Section 14.1.1. Clause (iii) of the final paragraph of Section 14.1.1 of the Loan Agreement shall be amended and restated in its entirety to read as follows:
(iii) the Agent may release or subordinate its Lien on (A) the PP&E Collateral of U.S. Domiciled Obligors and certain Equity Interests as provided in Section 10.2.1(m) and (B) Inventory and accounts receivable subject to Approved Floorplan and Factoring Facilities as provided in Section 10.2.1(q).
1.9    Replacement of Schedule 1.1(a), Schedule 1.1(b), Schedule 7.4, Schedule 8.5, Schedule 8.6.1, Schedule 9.1.4, Schedule 9.1.10 and Schedule 9.1.19. Schedule 1.1(a) (Foreign Revolver Commitments), Schedule 1.1(b) (U.S. Revolver Commitments), Schedule 7.4 (Pledged Collateral), Schedule 8.5 (Deposit Accounts), Schedule 8.6.1 (Business Locations), Schedule 9.1.4 (Names and Capital Structure; Subsidiaries), Schedule 9.1.10 (Royalties) and Schedule 9.1.19 (Labor Contracts) shall each be amended, restated and replaced by Schedule 1.1(a), Schedule 1.1(b), Schedule 7.4, Schedule 8.5, Schedule 8.6.1, Schedule 9.1.4, Schedule 9.1.10 and Schedule 9.1.19 attached hereto, respectively.
Section 2.    Conditions Precedent. The amendments to the Loan Agreement contained in Section 1 hereof are subject to the satisfaction of each of the following conditions precedent on or prior to June 30, 2017 (the date on which all such conditions are satisfied, the “First Amendment Effective Date”):
2.1    First Amendment. Agent shall have received counterparts of this First Amendment executed on behalf of Agent, each Obligor and the Lenders.
2.2    Intercreditor Agreement and Term Loan Agreement. Agent shall have (i) entered into an Approved Intercreditor Agreement with respect to the Term Loan Agreement, (ii) received evidence reasonably satisfactory to it that each of the conditions precedent (other than the effectiveness of this First Amendment) for the effectiveness of the Term Loan Agreement and the other documents to be executed in connection therewith (collectively, the “Term Loan Documents”) has been satisfied and (iii) each of the Term Loan Documents shall be in form and substance reasonably satisfactory to Agent.
2.3    Officer’s Certificates. Agent shall have received a certificate of a duly authorized officer of each Obligor, certifying (i) that attached copies of such Obligor’s Organic Documents are true and complete, and in full force and effect, without amendment except as shown; (ii) that an attached copy of resolutions authorizing execution and delivery of the First Amendment is true and complete, and that such resolutions are in full force and effect, were duly adopted, have not been amended, modified or revoked, and constitute all resolutions adopted with respect to this First Amendment; (iii) to the title, name and signature of each Person authorized to sign the Loan Documents; and (iv) that attached thereto are all governmental and third party consents and approvals as may be appropriate for such Obligor to obtain in connection with the First Amendment (or a statement that no such consents or approvals are required). Agent may conclusively rely on this certificate until it is otherwise notified by the applicable Obligor in writing.
2.4    Good Standing Certificates. Agent shall have received good standing certificates for each Obligor (to the extent applicable in an Obligor’s jurisdiction of organization), issued by the Secretary of State or other appropriate official of such Obligor’s jurisdiction of organization.

2.5    Legal Opinions. Agent shall have received a written opinion of Jones Day, as UK counsel to the UK Domiciled Obligors and U.S. counsel to the Obligors, Norton Rose Fulbright, as Dutch and UK counsel to Agent, as well as any other local counsel to Obligors or Agent, in form and substance satisfactory to Agent.
2.6    Representations and Warranties. The representations and warranties of each Obligor in this First Amendment and the other Loan Documents shall be true and correct in all material respects (or, with respect to representations and warranties qualified by materiality, in all respects) on and as of the First Amendment Effective Date (except for representations and warranties that expressly relate to an earlier date which shall be true and correct on such date).
2.7    No Defaults; No Material Adverse Effect.
(a)    No Default or Event of Default shall have occurred and be continuing.
(b)    No event or circumstance shall have occurred or be continuing since December 31, 2015 that has caused, or could be reasonably expected to cause, either individually or in the aggregate, a Material Adverse Effect.
2.8    Fees and Expenses. Borrowers shall have paid all fees and expenses to be paid to Agent and Lenders on the First Amendment Effective Date (including fees and disbursements of counsel to Agent).
2.9    Other Documents and Actions. The Obligors shall have provided to Agent such other documents and taken such other actions as reasonably requested by Agent, including reaffirmations of the Foreign Security Documents.
If the First Amendment Effective Date shall have not occurred on or prior to June 30, 2017, this First Amendment shall be of no further force and effect and the First Amendment Effective Date shall not occur at any time after June 30, 2017.
Section 3.    Representations and Warranties. To induce the Lenders and Agent to enter into this First Amendment, each Obligor hereby represents and warrants to the Lenders and Agent as follows:
3.1    Loan Document Representations and Warranties. Prior to and after giving effect to this First Amendment, the representations and warranties of such Obligor contained in Section 9 of the Loan Agreement, or which are contained in any other Loan Documents, are true and correct in all material respects (or, with respect to representations and warranties qualified by materiality, in all respects) on and as of the First Amendment Effective Date (except for representations and warranties that expressly relate to an earlier date which shall be true and correct on such date).
3.2    Power and Authority. Each Obligor party hereto is duly authorized to execute, deliver and perform the First Amendment. The execution, delivery and performance of the First Amendment has been duly authorized by all necessary action, and does not (a) require any consent or approval of any holders of Equity Interests of any Obligor, except those already obtained; (b) contravene the Organic Documents of any Obligor; (c) violate or cause a default under any Applicable Law or Material Contract; or (d) result in or require imposition of a Lien (other than Permitted Liens) on any Obligor’s Property.

3.3    Enforceability. The First Amendment is a legal, valid and binding obligation of each Obligor party hereto, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally.
3.4    No Defaults. No event or circumstance has occurred or exists that constitutes a Default or Event of Default,
3.5    Solvency. As of the First Amendment Effective Date, after giving effect to the transactions contemplated hereby and the transactions contemplated by the Term Loan Agreement to occur on the date hereof, each Obligor is Solvent.
Section 4.    Miscellaneous.
4.1    Reaffirmation of Loan Documents. All of the terms and provisions of the Loan Agreement and the other Loan Documents shall, except as amended and modified hereby, remain in full force and effect and are hereby ratified and affirmed by the Obligors. The amendment to the Loan Agreement contemplated hereby shall not limit or impair any Liens securing the Obligations, which Liens are hereby ratified and affirmed by the Obligors. This First Amendment is a Loan Document.
4.2    Reaffirmation of Guaranty. Each Guarantor hereby ratifies and affirms its guaranty obligations under Section 5.10 of the Loan Agreement and any other Guaranty executed by such Guarantor in favor of Agent and agrees that such Guarantor continues to unconditionally and irrevocably guarantee the prompt payment and performance of the Obligations thereunder.
4.3    Grant of Security Interest in PP&E Collateral. To secure the prompt payment and performance of all Obligations (including all Obligations of the Guarantors), each U.S. Domiciled Obligor hereby grants to Agent, for the benefit of the Secured Parties, a continuing security interest in and Lien upon all of the following Property of such Obligor, whether now owned or hereafter acquired, and wherever located:
(a)    all Intellectual Property;
(b)    all Equipment and machinery;
(c)    all accessions to, substitutions for, and all replacements, products, and cash and non-cash proceeds of the foregoing, including proceeds of and unearned premiums with respect to insurance policies, and claims against any Person for loss, damage or destruction of any such Collateral; and
(d)    all books and records (including customer lists, files, correspondence, tapes, computer programs, print-outs and computer records) pertaining to the foregoing.
4.4    Parties in Interest. All of the terms and provisions of this First Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.
4.5    Legal Expenses. The Borrowers hereby agree to pay on demand all reasonable fees and expenses of counsel to Agent incurred by Agent in connection with the preparation, negotiation and execution of this First Amendment and all related documents.
4.6    Counterparts; Execution. This First Amendment may be executed in counterparts, and all parties need not execute the same counterpart. The amendment to the Loan Agreement set forth in

Section 1 of this First Amendment shall become effective when Agent has received counterparts bearing the signatures of all required parties hereto and Section 2 is satisfied. Facsimiles or other electronic transmissions (e.g., .pdf) shall be effective as originals.
4.7    Entire Agreement. THIS FIRST AMENDMENT, THE LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN AGREEMENTS BETWEEN THE PARTIES.
4.8    Headings. The headings, captions and arrangements used in this First Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this First Amendment, nor affect the meaning thereof.
4.9    Governing Law. This First Amendment shall be governed by the laws of the State of New York, without giving effect to any conflict of law provisions (but giving effect to section 5-1401 of the New York general obligation law and federal laws relating to national banks).
4.10    PP&E Component Implementation Date. For the avoidance of doubt, from and after the First Amendment Effective Date, the PP&E Component Implementation Date shall not occur and the PP&E Component shall not be permitted to be included in the Borrowing Base thereafter.
[Remainder of page intentionally left blank. Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

HYSTER-YALE MATERIALS HANDLING, INC.,
as a U.S. Borrower and a Guarantor

By:	/s/ Suzanne Schulze Taylor
Name: Suzanne Schulze Taylor
Title: Senior Vice President, General Counsel and Secretary

HYSTER-YALE GROUP, INC. (formerly known as NACCO Materials Handling Group, Inc.), as a U.S. Borrower and a Guarantor

By:	/s/ Suzanne Schulze Taylor
Name: Suzanne Schulze Taylor
Title: Senior Vice President, General Counsel and Secretary

HYSTER OVERSEAS CAPITAL CORPORATION, LLC, as a Guarantor

By:	/s/ Suzanne Schulze Taylor
Name: Suzanne Schulze Taylor
Title: Secretary

BOLZONI CAPITAL HOLDING B.V.,
as a Dutch Borrower and a Guarantor

By:	/s/ Suzanne Schulze Taylor
Name: Suzanne Schulze Taylor
Title: Authorized Signatory

Signature Page to First Amendment to Loan Agreement

HYSTER-YALE NEDERLAND B.V.,
as a Dutch Borrower and a Guarantor

By:	/s/ Suzanne Schulze Taylor
Name: Suzanne Schulze Taylor
Title: Authorized Signatory

HYSTER-YALE INTERNATIONAL B.V.,
as a Dutch Borrower and a Guarantor

By:	/s/ Suzanne Schulze Taylor
Name: Suzanne Schulze Taylor
Title: Authorized Signatory

HYSTER-YALE HOLDING B.V.,
as a Dutch Borrower and a Guarantor

By:	/s/ Suzanne Schulze Taylor
Name: Suzanne Schulze Taylor
Title: Authorized Signatory

HYSTER-YALE UK LIMITED,
as a UK Borrower and a Guarantor

By:	/s/ Suzanne Schulze Taylor
Name: Suzanne Schulze Taylor
Title: Director

HYSTER-YALE GROUP LIMITED,
as a Guarantor

By:	/s/ Suzanne Schulze Taylor
Name: Suzanne Schulze Taylor
Title: Director

Signature Page to First Amendment to Loan Agreement

NUVERA FUEL CELLS, LLC,
as a Guarantor

By:	/s/ Suzanne Schulze Taylor
Name: Suzanne Schulze Taylor
Title: Secretary

BOLZONI HOLDINGS LLC,
as a Guarantor

By:	/s/ Suzanne Schulze Taylor
Name: Suzanne Schulze Taylor
Title: Secretary

BOLZONI CAPITAL UK LIMITED,
as a UK Borrower and a Guarantor

By:	/s/ Suzanne Schulze Taylor
Name: Suzanne Schulze Taylor
Title: Director

Signature Page to First Amendment to Loan Agreement

BANK OF AMERICA, N.A.,
as Agent and a U.S. Lender

By:	/s/ John W. Mundstock
Name: John W. Mundstock
Title: Senior Vice President

BANK OF AMERICA, N.A.,
(acting through its London Branch), as European Security Trustee and a Foreign Lender

By:	/s/ John W. Mundstock
Name: John W. Mundstock
Title: Senior Vice President

Signature Page to First Amendment to Loan Agreement

CITIBANK, N.A.,
as a U.S. Lender and a Foreign Lender

By:	/s/ David L. Smith
Name: David L. Smith
Title: Vice President and Director

Signature Page to First Amendment to Loan Agreement

HSBC BANK USA, NATIONAL ASSOCIATION,
as a U.S. Lender and a Foreign Lender

By:	/s/ Joseph D. Donovan
Name: Joseph D. Donovan
Title: SVP

Signature Page to First Amendment to Loan Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a U.S. Lender

By: /s/ Kevin Fong
Name: Kevin Fong
Title: Authorized Signatory

WELLS FARGO BANK, NATIONAL ASSOCIATION, LONDON BRANCH,
as a Foreign Lender

By: /s/ NB Hogg
Name: NB Hogg
Title: Authorized Signatory

Signature Page to First Amendment to Loan Agreement

KEYBANK NATIONAL ASSOCIATION,
as a U.S. Lender and a Foreign Lender

By:	/s/ Nadine M. Eames
Name: Nadine M. Eames
Title: Vice President

Signature Page to First Amendment to Loan Agreement

FIFTH THIRD BANK,
as a U.S. Lender and a Foreign Lender

By:	/s/ Kristina M. Miller
Name: Kristina M. Miller
Title: Senior Vice President

Signature Page to First Amendment to Loan Agreement

CITIZENS BUSINESS CAPITAL,
a division of CITIZENS ASSET FINANCE, as a U.S. Lender and a Foreign Lender

By:	/s/ David Slattery
Name: David Slattery
Title: Vice President

Signature Page to First Amendment to Loan Agreement

INTESA SANPAOLO S.P.A. – NEW YORK BRANCH,
as a U.S. Lender and a Foreign Lender

By:	/s/ Francesco Calcara
Name: Francesco Calcara
Title: VP - Senior Relationship Manager

By:	/s/ Francesco Di Mario
Name: Francesco Di Mario
Title: FVP - Head of Credit

Signature Page to First Amendment to Loan Agreement

U.S. BANK NATIONAL ASSOCIATION,
as a U.S. Lender and a Foreign Lender

By:	/s/ John R. LePage
Name: John R. LePage
Title: Vice President

Signature Page to First Amendment to Loan Agreement

CONSENT AND REAFFIRMATION

The undersigned hereby (i) acknowledges receipt of a copy of the foregoing First Amendment to Amended and Restated Loan, Security and Guaranty Agreement (the “First Amendment”); (ii) consents to the Borrowers’ and Guarantors’ execution and delivery thereof; (iii) affirms that nothing contained therein shall modify in any respect whatsoever its guaranty of the Foreign Facility Obligations pursuant to the terms of its Guaranty in favor of the Agent for the benefit of the Foreign Facility Secured Parties and (v) reaffirms that such Guaranty is and shall continue to remain in full force and effect subject to the limitations under Section 6 of the Guaranty.

[Remainder of page intentionally left blank. Signature page follows.]

Reaffirmation of Guaranty

IN WITNESS WHEREOF, the undersigned has executed this Reaffirmation on and as of the date of the First Amendment.

GUARANTOR:
HYSTER-YALE ITALIA S.P.A.,

By:	/s/ Suzanne Schulze Taylor
Name: Suzanne Schulze Taylor
Title: Authorized Signatory

Reaffirmation of Guaranty Signature Page

Schedule 1.1(a)
Foreign Revolver Commitments

Foreign Lender	Foreign Revolver Commitment
Bank of America, N.A. (acting through its London Branch)	$16,666,666.67
Citibank, N.A.	$14,166,666.67
HSBC Bank USA, National Association	$12,500,000.00
Wells Fargo Bank, National Association, London Branch	$10,833,333.33
KeyBank National Association	$7,500,000.00
Fifth Third Bank	$6,666,666.67
U.S. Bank National Association	$5,000,000.00
Citizens Business Capital	$3,333,333.33
Intesa SanPaolo S.P.A.—New York Branch	$3,333,333.33
Total:	$80,000,000.00

Schedule 1.1(a) to First Amendment to Loan Agreement
US 4984627v.10

Schedule 1.1(b)
U.S. Revolver Commitments

U.S. Lender	U.S. Revolver Commitment
Bank of America, N.A.	25,000000.00
Citibank, N.A.	$21,250,000.00
HSBC Bank USA, National Association	$18,750,000.00
Wells Fargo Bank, N.A.	$16,250,000.00
KeyBank National Association	$11,250,000.00
Fifth Third Bank	$10,000,000.00
U.S. Bank National Association	$7,500,000.00
Citizens Business Capital	$5,000,000.00
Intesa SanPaolo S.P.A.—New York Branch	$5,000,000.00
Total:	$120,000,000.00

Schedule 1.1(b) to First Amendment to Loan Agreement